AMENDMENT NO. 1 TO
                          POLO RALPH LAUREN CORPORATION
                        RESTRICTED STOCK AWARD AGREEMENT
                        --------------------------------

         AMENDMENT dated as of December 21, 2000, by and between Polo Ralph Lauren Corporation, a Delaware corporation (the "Corporation"), and F. Lance Isham (the "Executive").

         WHEREAS, the Corporation and the Executive are parties to a restricted stock award agreement effective as of March 17, 1999, (the "Restricted Stock Award Agreement"); and

         WHEREAS, the Corporation and the Executive wish to amend the Restricted Stock Award Agreement effective as of the date hereof in order to provide for the modification of a certain provision of the agreement relating to the vesting of the Executive's restricted stock;

         NOW, THEREFORE, intending to be bound the parties hereby agree as follows with effect from the date first above written.

         1. Subsection 2(a) of the Restricted Stock Award Agreement is hereby replaced with the following:

                  "(a) Subject to the Participant's continued employment with the Company, the Restricted Shares shall vest and become nonforfeitable with respect to one quarter (1/4) of the Shares initially granted hereunder on each of (i) the second anniversary of November 10, 1998, being the effective date (the "Effective Date") of the Participant's Amended and Restated Employment Agreement with the Company (the "Employment Agreement"), (ii) the third anniversary of the Effective Date (iii) the fourth anniversary of the Effective Date, and (iii) the fifth anniversary of the Effective Date. Notwithstanding the foregoing, in the event the above vesting schedule results in the vesting of any fractional Shares, such fractional Shares shall not be deemed vested hereunder but shall vest and become nonforfeitable when such fractional Shares aggregate whole Shares."

         2. The Restricted Stock Award Agreement remains in full force and effect and unmodified except as herein provided.

         3. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

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         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above

                              POLO RALPH LAUREN CORPORATION


                              By:  /s/  Roger Farah
                                   --------------------------------------------





                                   /s/  F. Lance Isham
                              -------------------------------------------------
                              Executive:  F. Lance Isham


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